Exhibit 99.1
Evolving Our Technology Organization for the Future

Over the past five years, we have embarked on a major transformation to modernize our technology stack, including a comprehensive replatforming and migration to the cloud. This journey required significant investment, dedication, and the collective effort of our talented technology teams. We now operate on a modern, scalable, and high-performance infrastructure designed to adapt to the evolving needs of our customers and business.

With the foundation of this transformation now in place, our technology needs have shifted. To best support Wayfair’s next phase of growth, we must refocus our resources, streamline our operations, and ensure our teams are structured for long-term success. As part of this effort, we are making the difficult but necessary decision to reshape our Technology organization, which includes the departure of approximately 340 valued colleagues and friends.
Additionally, we decided to streamline our Technology Development Center (TDC) footprint to enhance collaboration and efficiency, making the tough choice to close our Austin TDC. Austin was a valuable hub for us, and we sincerely thank our team there for their many contributions. Moving forward, our TDCs in Seattle, Mountain View, Toronto, Boston, and Bengaluru will be our key centers of innovation.

This decision was made after extensive analysis on how to best position our Technology organization for future success. We deeply appreciate the contributions of those affected. These colleagues have played a key role in helping us build the robust technology foundation we have today, and we are grateful for their hard work and dedication. We are committed to supporting those impacted with a comprehensive support package as they navigate their next steps.

Looking Ahead

As we enter this next phase, our commitment to technological excellence is unwavering. We will continue to invest in cutting-edge solutions that improve our platform, enhance the shopping experience, and drive business growth. With a strong market position and ongoing innovation, we are delivering greater value to our customers while reinforcing our leadership in retail.

Wayfair will continue to invest aggressively in technology, with our team of over 2,500 technologists helping us advance retail innovation. By investing in technology to drive our strategic priorities, we are positioning Wayfair for continued success in an ever-evolving retail landscape.

We are harnessing technology to inspire and guide our customers, especially those who are unsure of what they’re looking for and eager to explore different styles. We're also significantly advancing personalization and simplifying navigation by tailoring our assortment precisely to each customer’s unique needs. These are just some of the innovations underway. Additionally, we are leveraging generative AI to boost productivity across our organization, ensuring efficiency and innovation at every level. Together, these advancements empower us to fulfill our brand promise—making it easy for our customers to create a home that is just right for them.

To all of our Wayfair team members—thank you for your dedication, resilience, and contributions to our journey. Your commitment fuels our innovation and strengthens our ability to shape the future of retail.

Forward Looking Statements
This blog post contains forward-looking statements within the meaning of federal and state securities laws. All statements other than statements of historical fact contained in this post, including, but not limited to, statements regarding our technology investment plans and anticipated returns on those investments, our future customer growth, our future results of operations and financial position, business strategy and plans, and the financial impact and expected savings of our restructuring plan, as well as when we expect any such charges, costs or savings will occur — are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these terms or other similar expressions. We cannot guarantee that any forward-looking statement will be accurate, although we believe we have been reasonable in our expectations and assumptions. If underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from expectations and projections. You are therefore cautioned not to rely on any forward-looking statements. For important information about the risks and uncertainties that could cause actual results to vary materially from the assumptions, expectations, and projections expressed in any forward-looking statements, please review our most recent Annual Report on Form 10-K and our other filings and reports with the Securities and Exchange Commission. Our forward-looking statements speak only as of the date hereof and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

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